UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Invesco CurrencyShares® Canadian Dollar Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-32910	06-6551776
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	FXC	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2026, Matthew Casaccia was appointed to the Board of Managers (the “Board”) of Invesco Specialized Products, LLC (the “Sponsor”), the sponsor of the Invesco CurrencyShares® Canadian Dollar Trust, effective as of the close of business on August 3, 2026 (the “Effective Date”). Mr. Casaccia will serve as a member of the Board until his successor is duly designated and qualified or until his earlier death, resignation or removal. Mr. Casaccia will replace Mr. Jordan Krugman, who, as previously disclosed, gave notice of his resignation from all positions at the Sponsor and its affiliates, including his position as a member of the Board of the Sponsor. Mr. Krugman’s resignation will also be effective after the close of business on the Effective Date.

Mr. Casaccia’s biography is as follows:

Matthew Casaccia (43) is Senior Director of Financial Planning and Analysis for Investments (since 2023) and Global Product (since 2025) with Invesco Ltd, a global investment management company affiliated with the Sponsor. In this capacity, Mr. Casaccia is responsible for general management support, in addition to executing on various strategic initiatives and overseeing the financial framework for these business units. Prior to these roles, Mr. Casaccia served as Senior Manager, Financial Planning and Analysis for Wealth Management Intermediaries, which is the distribution organization with Invesco Ltd, since 2019. Overall, he has spent the last 17 years with Invesco Ltd with experience in finance, distribution and the North American transfer agency. Mr. Casaccia holds a BS in Business Administration from Stephen F. Austin State University.

The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Casaccia should serve on the Board were his prior and current experience in financial management, investor relations and business strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES® CANADIAN DOLLAR TRUST

	By:	Invesco Specialized Products, LLC
Sponsor of the Invesco CurrencyShares® Canadian Dollar Trust

August 3, 2026		By:	/s/ Adam Henkel
Adam Henkel
Head of Legal, US ETFs